Exhibit 99.1


Sequiam Software, Inc.
(A Development Stage Company)

Financial Statements

For the year ended December 31, 2001

                             Sequiam Software, Inc.
                          (A Development Stage Company)

                              Financial Statements

                      For the year ended December 31, 2001



                                    CONTENTS



Report of Independent Certified Public Accountants . . . . . . . . . .  2

Financial Statements:
Balance Sheet. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
Statement of Operations. . . . . . . . . . . . . . . . . . . . . . . .  4
Statement of Shareholders' Equity. . . . . . . . . . . . . . . . . . .  5
Statement of Cash Flows. . . . . . . . . . . . . . . . . . . . . . . .  6
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . .  7

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders

Sequiam Software, Inc.

We have audited the accompanying balance sheet of Sequiam Software, Inc. (a development stage company) as of December 31, 2001 and the related statements of operations, shareholders' equity, and cash flows for the period from January 23, 2001 (date of inception) through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sequiam Software, Inc. at December 31, 2001, and the results of its operations and its cash flows for the period from January 23, 2001 (date of inception) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered significant operating losses since inception, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are also described in
Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/  Gallogly, Fernandez & Riley, LLP
Orlando, Florida
June 3, 2002

                             Sequiam Software, Inc.
                          (A Development Stage Company)

                                  Balance Sheet

                                December 31, 2001



ASSETS
Furniture and equipment, net                         69,796
Software development costs                           80,234
                                                  ----------
Total assets                                      $ 150,030
                                                  ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Loan from related party                           627,718
  Deferred salaries                                 253,000
                                                  ----------
Total current liabilities                           880,718

Commitments and contingencies

Shareholders' equity:
 Common shares, par value $.0001:
   30,000,000 shares authorized; 20,000,000
   shares issued and outstanding                      2,000
 Paid-in capital                                        -0-
 Stock subscriptions receivable                      (2,000)
 Deficit accumulated during the development stage  (730,688)
                                                  ----------
Total shareholders' equity                         (730,688)
                                                  ----------
Total liabilities and shareholders' equity        $ 150,030
                                                  ==========


See accompanying notes to financial statements

                             Sequiam Software, Inc.
                          (A Development Stage Company)

                            Statement of Operations

                      For the year ended December 31, 2001


Net sales                                                  $       -0-

Costs and expenses:
  General and administrative                                   330,347
  Software development costs                                   205,831
  Marketing and selling                                        181,622
  Depreciation                                                  11,696
                                                           ------------
                                                               729,496
                                                           ------------
Loss from operations                                          (729,496)

Interest expense                                                 1,192
                                                           ------------
Net loss                                                   $  (730,688)
                                                           ============

Net loss per common share:
  Basic and diluted                                        $     (0.04)

Shares used in computation of net loss per common share -
  Basic and diluted                                         20,000,000


See accompanying notes to financial statements

                                         Sequiam Software, Inc.
                                     (A Development Stage Company)

                                   Statement of Shareholders' Equity


                                                                                 DEFICIT
                                   COMMON STOCK                                ACCUMULATED
                               -------------------                 STOCK       DURING  THE
                                 SHARES      PAR    PAID-IN    SUBSCRIPTION    DEVELOPMENT
                               OUTSTANDING  VALUE   CAPITAL     RECEIVABLE        STAGE        TOTAL
                               -----------  ------  --------  --------------  -------------  ----------
Balance at date of inception,
  January 23, 2001                     -0-  $  -0-  $    -0-  $         -0-   $        -0-   $     -0-
  Issuance of common stock at
    $0.0001 per share           20,000,000   2,000       -0-         (2,000)           -0-         -0-
Net loss                               -0-     -0-       -0-            -0-       (730,688)   (730,688)
                               -----------  ------  --------  --------------  -------------  ----------
Balance at December 31, 2001    20,000,000  $2,000  $    -0-  $      (2,000)  $   (730,688)  $(730,688)
                               ===========  ======  ========  ==============  =============  ==========


See accompanying notes to financial statements

                                   Sequiam Software, Inc.
                               (A Development Stage Company)

                                  Statement of Cash Flows

                            For the year ended December 31, 2001



CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                         $(730,688)
Adjustments to reconcile net loss to net cash provided by operating activities:
   Depreciation                                                                     11,696
   Operating disbursements paid by related party
   Changes in assets and liabilities:                                              465,992

     Increase in deferred salaries                                                 253,000
                                                                                 ----------
Net cash provided by operating activities                                              -0-
                                                                                 ----------

Net increase in cash and cash equivalents                                              -0-
Cash and cash equivalents at date of inception                                         -0-
                                                                                 ----------
Cash and cash equivalents at end of year                                         $     -0-
                                                                                 ==========

SUPPLEMENTAL NONCASH INVESTING AND FINANCING ACTIVITIES:
  Subscriptions receivable for common stock                                      $   2,000
  Disbursements paid by related party for operating and investing activities       627,718


See accompanying notes to financial statements

                             Sequiam Software, Inc.
                          (A Development Stage Company)

                          Notes to Financial Statements

                      For the year ended December 31, 2001


1.   SUMMARY  OF  BUSINESS  AND  SIGNIFICANT  ACCOUNTING  POLICIES

ORGANIZATION AND NATURE OF BUSINESS

Sequiam, Inc. was incorporated in Delaware on January 23, 2001 (date of inception). Sequiam, Inc. was formed to research, develop, produce and market a document management software product. Effective April 1, 2002, Sequiam, Inc. merged with Sequiam Acquisitions, Inc., a California corporation (the "Merger"), and Sequiam Acquisitions, Inc. survived the Merger. As used in these Notes to Financial Statements, the term "Company" refers to Sequiam, Inc. prior to the Merger and Sequiam Acquisitions, Inc. after the Merger. The Company changed its name to Sequiam Software, Inc. on May 1, 2002.

Since inception, the Company's primary activities have consisted of research and development, and software production activities. Accordingly, the Company has not generated any significant revenues, and the Company is considered a development stage company at December 31, 2001.

MERGER

Pursuant to the Merger, Sequiam Corporation (f/k/a Wedge Net Experts, Inc.) acquired the Company effective April 1, 2002. Pursuant to the merger agreement, Sequiam Corporation issued 20,000,000 shares of common stock in exchange for all of the outstanding shares of common stock of the Company, consisting of
20,000,000 shares.    Additionally, pursuant to the merger agreement, 500,000
shares of Sequiam Corporation's common stock were returned to treasury and cancelled. As a result, the former shareholders of the Company obtained 82.53% of the voting rights of Sequiam Corporation. The transaction was accounted for as a purchase of Sequiam Corporation by the Company (a reverse acquisition in which the Company is considered the acquirer for accounting purposes), since the shareholders of the Company obtained a majority of the voting rights of Sequiam Corporation as a result of the transaction.

GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. During the development stage the Company has relied entirely upon loans from a related party (see Note 3) to fund its initial product development and operating expenses.

Management's plans include the merger with Sequiam Corporation's subsidiary as described above. As a result of the merger, the Company became a wholly owned subsidiary of Sequiam Corporation. Sequiam Corporation is presently seeking new financing in the form of a private placement of preferred stock, debt or some combination thereof. Once Sequiam Corporation has secured financing; it will fund the continuing product development and marketing of the products developed by the Company

The Company's ability to continue as a going concern remains dependent upon its ability to secure financing. However, there can be no assurances that this financing will occur. In the event that the proposed private placement is not consummated on a timely basis, the Company will need to seek additional financing from other sources. The Company believes that revenues from operating activities during the next 12 months will not be sufficient to support operations during that period. There can be no assurance that the Company will be able to find alternative financing on a timely basis, if at all.

FURNITURE AND EQUIPMENT

Furniture and equipment are recorded at cost. Depreciation for office furniture and fixtures is computed using the straight-line method over seven years. Depreciation for computer equipment and purchased software is calculated using the straight-line method over three years. Expenditures for maintenance and repairs are charged to expense as incurred.

SOFTWARE DEVELOPMENT COSTS

Costs incurred to establish technological feasibility of computer software products are research and development costs and are charged to expense as incurred. Costs of producing product masters subsequent to technological feasibility are capitalized. Capitalization of computer software costs ceases when the product is available for general release to the customers. Capitalized software costs are amortized using the straight-line method over the estimate useful life of the products or the gross revenue ratio method, whichever results in the greater amount of amortization No amortization was recorded for the period from inception through December 31, 2001 as no software had yet been released to customers and no revenue yet earned.

REVENUE RECOGNITION

Revenue from software sales will be recognized as installations take place. Cash received from the customers in advance of amounts earned will be deferred and recorded as a liability.

ADVERTISING COSTS

The costs of advertising are expensed as incurred. For the period from inception through December 31, 2001, there were no advertising costs included in marketing and selling expense.

INCOME TAXES

The Company follows the liability method of accounting for income taxes. Deferred income taxes relate to the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

EARNINGS (LOSS) PER COMMON SHARE

Basic income (loss) per common share is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period. Diluted income (loss) per common share is computed giving effect to all potentially dilutive common shares. Potentially dilutive common shares may consist of incremental shares issuable upon the exercise of stock options, adjusted for the assumed repurchase of the Company's common stock, at the average market price, from the exercise proceeds and also may include incremental shares issuable in connection with convertible securities. In periods in which a net loss has been incurred, all potentially dilutive common shares are considered anti-dilutive and thus are excluded from the calculation.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.   FURNITURE  AND  EQUIPMENT

Furniture and equipment consist of the following at December 31, 2001:

        Office furniture and fixtures     $    40,748
        Computer equipment                     21,112
        Purchased software                     19,632
                                          ------------
                                               81,492
        Less accumulated depreciation         (11,696)
                                          ------------
                                          $    69,796
                                          ============

3.   LOAN  FROM  RELATED  PARTY

The Brekel Group, Inc. ("BGI"), a company under common control, has made short-term advances through the payment of all of the Company's operating and investing expenses. There are no specified repayment terms and the advances are non-interest bearing. As of December 31, 2001, amounts due to BGI amounted to $627,718.

4.   INCOME  TAXES

At December 31, 2001, the Company had available net operating loss carryforwards of approximately $653,000 for federal income tax purposes. These net operating loss carryforwards expire in 2021. The previous years losses will be limited in use by the consolidated group as a result of the merger with Sequiam Corporation due to regulations under the Internal Revenue Code relating to separate return limitation years. The reconciliation of income tax computed at the U.S. federal statutory rates to income tax expense is as follows for the period from inception through December 31, 2001:


      Income tax benefit computed at the federal statutory rate     $(248,000)
      State income tax benefit, net of federal benefit                (44,000)
      Increase in valuation allowance                                 292,000
                                                                    ----------
      Income tax expense (benefit)                                  $     -0-
                                                                    ==========

The components of the deferred income tax asset and liability are as follows at December 31, 2001:


      Deferred tax assets:
        Net operating loss carryforward                             $ 292,000
      Valuation allowance                                            (292,000)
                                                                    ----------
      Total deferred tax assets                                           -0-
      Deferred tax liabilities:                                           -0-
                                                                    ----------
      Total                                                         $     -0-
                                                                    ==========

In accordance with SFAS No. 109, Accounting for Income Taxes, valuation allowances are provided against deferred tax assets if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The Company has evaluated the realizability of the deferred tax assets on its balance sheets and has established a valuation allowance in the amount of $292,000 against its net deferred tax assets at December 31, 2001.

5.   LEASE  OBLIGATION  TO  RELATED  PARTY

As of December 31, 2001, the Company rents office space from the BGI on a month-to-month basis. Sequiam Software, Inc. occupies 5,055 square feet of shared space for which it incurred total rental expense of $27,069 for the period from inception through December 31, 2001. During 2002 the Company expects to execute a formal lease agreement with the Brekel Group, Inc. for a term not to exceed that under which BGI is obligated through the year 2030.

6.   SHAREHOLDERS'  EQUITY

The Company's authorized capital stock consists of 30,000,000 shares of common stock, par value $0.0001 per share. The holders of common stock are entitled to one vote per share and are entitled to dividends as declared.